State Street Institutional Investment Trust

STATE STREET INSTITUTIONAL LIQUID RESERVES FUND

Bancroft Capital Class (VTDXX)

STATE STREET INSTITUTIONAL U.S. GOVERNMENT MONEY MARKET FUND

Bancroft Capital Class (VTGXX)

STATE STREET INSTITUTIONAL TREASURY MONEY MARKET FUND

Bancroft Capital Class (VTTXX)

STATE STREET INSTITUTIONAL TREASURY PLUS MONEY MARKET FUND

Bancroft Capital Class (VTLXX)

(each a “Fund”, and collectively, the “Funds”)

Supplement dated November 18, 2022 to the Summary Prospectus, Prospectus

and Statement of Additional Information

each dated April 30, 2022, as may be supplemented or revised from time to time

1)

Effective immediately, the sentence on the front cover of each of the Prospectus and the Statement of Additional Information (the “SAI”) that states that the Prospectus or SAI, as applicable, is intended for use only by clients of Bancroft Capital, LLC and its affiliates are deleted in their entirety.

2)

Effective immediately, the section “Purchase and Sale of Fund Shares” in the Summary Prospectuses and the Prospectus is revised to delete the following sentence in its entirety: “This prospectus is intended for use only by clients of Bancroft Capital, LLC and its affiliates.”

3)	Effective immediately, the first two paragraphs of the subsection “Purchasing Shares”, within the section “SHAREHOLDER INFORMATION” of the Prospectus, are deleted and replaced with the following:

The Funds offer one class of shares through this Prospectus: Bancroft Capital Class is available to you subject to the eligibility requirements set forth below. Bancroft Capital Class shares may be purchased through certain Financial Intermediaries or, if you are a client of Bancroft Capital, LLC or its affiliates, through accounts maintained with Bancroft Capital, LLC or its affiliates. Bancroft Capital, LLC or your Financial Intermediary may impose policies, limitations and fees, which are different than those described herein. All classes of a Fund share the same investment objective and investments, but the different share classes have different expense structures and eligibility requirements. You should choose the class with the expense structure that best meets your needs for which you are eligible. In choosing a share class, you should consider the amount you plan to invest. Your investment professional can help you choose the share class that best suits your investment needs.

The chart below summarizes the features of the share class. This chart is only a general summary, and you should read the description of each Fund’s expenses in each Fund Summary in this Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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